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                                CERTIFICATION


         Pursuant to 18 U.S.C. section 1350, I, William J. Eckert, IV, Chief Accounting Officer of PRUCO Life Insurance Company, hereby certify that the accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, containing the financial statements of PRUCO Life Variable Contract
Real Property Account (a separate account of PRUCO Life Insurance Company) and The Prudential Variable Contract Real Property Partnership (the
"Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PRUCO Life Variable Contract Real Property Account and The Prudential Variable Contract Real Property Partnership.


Dated: November 14, 2002



                                               /s/ William J. Eckert, IV
                                               -------------------------------
                                               Name: William J. Eckert, IV
                                               Title: Chief Accounting Officer



         The foregoing certification is being furnished solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Report or as a separate disclosure document.